    CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the Semi-Annual Report of The Taiwan Fund, Inc. (the "Fund") for the six months ended February 28, 2001. During this period, the Fund's net asset value ("NAV") decreased by 30.62% in U.S. dollar terms, which reflects an adjustment for the US$0.20 per share distribution paid to shareholders in January 2001. During the same period, the Taiwan Stock Exchange Index (TAIEX) decreased by 25.50% in U.S. dollar terms, and the New Taiwan dollar ("NT dollar") depreciated against the U.S. dollar by 4.1%.

On February 28, 2001, the Fund's shares were trading at a price equal to US$12.92 per share, reflecting a discount of 11.87% to the Fund's NAV of US$14.66. The Fund's shares were trading at a discount of 17.72% on August 31, 2000.

The Taiwan GDP growth rate declined to 4.08% in the fourth quarter of 2000 reflecting a slowdown in the global economy. Similarly, Taiwan's export growth rate also declined from double digits to single digit growth. As a result of the strong growth in the first half of year 2000, Taiwan's GDP growth reached 5.98%, in the 2000 calendar year, increasing from 5.67% in 1999. Total exports increased by 22% in the 2000 calendar year (in U.S. dollar terms), from the previous year, while total imports increased by 26.5% during the same period.

Political disputes on several issues between the ruling party, the Democratic Progressive Party ("DPP"), and opposition parties, principally lead by the Kuo-Min Tang ("KMT"), also contributed to the slowdown in domestic demand and consumer confidence, particularly in the fourth quarter of 2000. These disputes resulted in a halt in the construction of Taiwan's fourth nuclear power plant
(NPP), which negatively impacted investment sentiment and thereby triggered an increase in the demand for foreign exchange. This led to capital outflows and forced the Central Bank to raise its interest rates. As a result, the liquidity situation deteriorated and the stock market plunged during the fourth quarter of 2000.

However, the unexpected interest rate cut by the U.S. Federal Reserve Board at the beginning of 2001, along with continued foreign portfolio investment inflows, has helped strengthen the NT dollar, while allowing the Central Bank to ease its monetary policy. Moreover, the decision of the new government to follow a constitutional judge's decision to resume construction of the fourth NPP, has also helped to improve investment sentiment, contributing to the strong stock market rally during the first two months of 2001.

Due to the slowdown in global demand, particularly in the technology sector, we had expected that the stock market would remain volatile in the near term. However, the liquidity situation has

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

improved due to continued cuts in interest rates. Looking ahead, pressure on U.S. and other foreign companies to preserve cash and keep their prices at a minimum is expected to contribute to a continuation of the outsourcing trend in Taiwan's technology sector. The recent decline in the stock prices of some fundamentally sound companies provides new attractive investment opportunities, and the Fund maintains its long-term confidence in the investment fundamentals in Taiwan.

Thank you for your continued support. If you have any questions concerning the Fund, we invite you to call (toll free) 1-800-636-9242 or visit our website at thetaiwanfund.com.

Sincerely,

[/s/ S.Y. WANG]

S.Y. Wang
Chairman

Albert King on Sectoral Returns:
The volatility of the stock market is reflected not only in the index itself but also in various industry sectors. The following table shows returns for sectors in the last three semi-annual periods.

INDICES                          RETURNS (IN NTD)
-------                  --------------------------------
Indices                  6 Months    6 Months    6 Months
(in NTD)                  Ending      Ending      Ending
                         2/29/00     8/31/00     2/28/01
                         --------    --------    --------
Transportation             1.62%     -32.61%      14.83%
Steel                      0.80%     -24.52%       1.34%
Financial                 -4.73%     -24.85%      -0.50%
Glass                     -1.23%      -1.19%      -0.60%
Auto                     -15.97%     -13.72%      -0.90%
Chemical                  -8.78%     -33.81%      -2.01%
Retail                    14.94%     -29.56%      -2.77%
Food                      13.67%     -35.51%      -4.19%
Electrical                 9.97%     -29.47%      -7.63%
Construction               2.77%     -44.21%      -7.64%
Cement                    47.66%     -47.32%      -7.88%
Tourism                   -9.30%     -17.51%      -9.11%
Others                     3.00%     -24.39%     -10.69%
Paper & Pulp              17.98%     -41.68%     -12.43%
Plastics                  13.31%     -23.64%     -15.55%
Textile                   17.72%     -36.87%     -15.85%
Rubber                   -13.60%     -40.37%     -19.76%
Cable & Wire              64.68%     -20.79%     -30.31%
Electronics               28.01%     -11.53%     -37.01%

TAIEX Index               15.67%     -19.28%     -25.50%
Taiwan Fund               15.10%     -15.70%     -27.45%
TAIEX-Ex Financials       21.37%     -18.09%     -29.76%
OTC Market                41.56%     -12.59%     -39.03%

Source: Ta-Fu Broker Database

    REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

[Albert King photo]

A Message From
Albert King,
Portfolio Manager of
The Taiwan Fund, Inc.

ECONOMIC OVERVIEW

The slowdown of major economies, particularly the U.S. economy, has significantly reduced consumer demand worldwide. The growing weakness in demand in the technology sector has negatively impacted the Taiwan economy and stock market, which have a large exposure in this sector. The export growth rate has slowed, along with the GDP growth rate, which reached only 4.08% in the fourth quarter of 2000.

While the fundamentals have not yet begun to show signs of recovery, the unexpected interest rate cut by the U.S. Federal Reserve Board at the beginning of 2001, and the continued inflows of foreign portfolio investment (PLEASE SEE ALBERT KING ON THE INFLUENCE OF FOREIGN PORTFOLIO INVESTMENT IN TAIWAN), has helped to strengthen the NT dollar, allowing the Central Bank to consider cutting interest rates. Moreover, the decision of the new government to adhere to a constitutional judge's decision to resume the construction of Taiwan's fourth nuclear power plant (NPP), has helped to improve investment sentiment, contributing to the strong stock market rally in the first two months of 2001.

INVESTMENT STRATEGY

The volatility of Taiwan's stock market has increased recently. (PLEASE SEE ALBERT KING ON SECTORAL RETURNS). In March 1998, we adopted a new investment strategy. We have divided the Fund's equity portfolio into two parts: the core portfolio and the active portfolio. In the core portfolio, we use a "top-down approach" to select, within each sector, companies that provide good earnings potential over the long term and are well managed. In the active portfolio, we use a "bottom-up approach" to pick outperforming stocks that may be growth, value and momentum plays. The Fund now allocates approximately 60% of its assets to the core portfolio, and the remaining portion to the active portfolio.

The Fund's net asset value ("NAV") decreased by 30.62% in U.S. dollar terms (which includes an adjustment for the US$0.20 per share distribution paid to shareholders in January 2001), while the Taiwan Stock Exchange Index (TAIEX) decreased by 28.43% in U.S. dollar terms during the six month period ended February 28, 2001. The Fund underperformed the TAIEX largely because the Fund's investments were heavily overweighted in the technology sector. The technology sector underperformed the market by 11.05% in U.S. dollar terms during the six month period ended February 28, 2001.

In the technology sector, the Fund increased its holdings in the electronic components related industries. We believe that the most favorable sub-sector in the technology group is the electronics sector, including companies such as Delta Electronics, Compeq Manufacturing and Hon-Hai Precision Industry. These companies were able to maintain their gross margin level well above

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


the industry average. With respect to companies in the IC (Integrated Circuit) sector, we have focused on Macronix International, an IDM (Integrated Design Manufacturer) semiconductor company, which designs, manufactures and markets IC products. IC products include nonvolatile memory IC, such as mask-ROM's, EPROM and flash memories. In addition, the Fund slowly started to increase its holdings in DRAM (Dynamic Random Access Memory) related companies, as the recent decline in stock prices has made investments in these companies very attractive. We are also relatively bullish on PC down-stream related companies, such as Asustek Computer, which has the highest gross margin level in the industry.

The Fund also increased its holdings in the banking sector. Recently, we have observed an increasing commitment of the government to consolidating and recapitalizing the banking system. The approval of the Financial Institution Mergers and Acquisition Act provides the basic framework for consolidation in the banking sector. The establishment of FASC (Financial Asset Service Company), the privately funded AMC (Asset Management Company), and a possible formation of a government funded RTC (Resolution Trust Company) scheme, may lead to recapitalization in the banking industry. Although we believe that the government is moving in the right direction toward stabilizing the banking system, the government still needs to overcome fiscal difficulties and the political obstacles presented by the Legislative Yuan.

OUTLOOK

For the first two months of 2001, the TAIEX has been one of the few resilient stock markets around the world. While cyclical factors have not yet begun to show strong signs of recovery, several structural changes in Taiwan's major industries are encouraging. First, in the technology sector, outsourcing by major global technology vendors to Taiwan has increased. Recently, large international companies have continued to announce decreased revenues and earnings, as well as major cutbacks in employment, all of which are likely to negatively impact consumer confidence in the economy. In this environment, technology companies are likely to experience continued pressure to reduce costs in order to improve their profitability. As a result, there is potential for Taiwan's technology companies to gain further outsourcing orders from major global technology vendors. Second, companies have begun outsourcing a broader range of products from Taiwan including wireless and consumer related products, such as handsets and PDA's (personal digital assistants), thereby reducing the dependence of Taiwan's technology industry on PC's, while offering more growth and less risk in the longer term. Finally, major Japanese technology companies including Toshiba have been increasingly outsourcing a portion of their notebooks to Taiwanese notebook makers. However, there is the potential for a price war due to the standardization of major


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Albert King on the Influence of Foreign
Portfolio Investment in Taiwan

It is the intention of the government to reduce market volatility and speculation by increasing the participation of institutional investors in the stock market. Since the Taiwan stock market was opened to foreign investors in 1991, the government has significantly relaxed regulations on foreign institutional investing. The following table shows the net purchases and sales of foreign portfolio investment in the stock market on cost basis since January 1994. During this period, foreign institutional investors have invested a total of NT$665.3 billion or approximately US$20 billion, representing 6.8% of the market capitalization at the end of February 2001.

Year                Net Buy/Sell          TAIEX Index     Year End Rate
                      NT$ Bln             (Year End)         US$/NT$
94                     19.20                 7,125            26.240
95                     46.02                 5,174            27.265
96                     55.04                 6,934            27.490
97                    -37.05                 8,187            32.638
98                     24.72                 6,420            32.216
99                    326.01                 8,448            31.395
00                    146.58                 4,739            33.079
01*                    84.79                 5,675            32.343
Total                 665.32

(*) Year to Date
From January to February of 2001
Source: TEJ Database

--------------------------------------------------------------------------------

technology for a related product and potential competitive pressure from major CEM's (contract electronics manufacturers), particularly in the PC industry. We believe that Taiwan's technology companies are able to provide a total solution type of service, everything from design to logistics, while CEM companies focus on manufacturing and logistics.

We thank you for your continued support and look forward to presenting our investment strategy again in coming reports.

Sincerely yours,

/s/ Albert King

Albert King
Portfolio Manager

    PORTFOLIO SNAPSHOT*
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF FEBRUARY 28, 2001             %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     7.5
--------------------------------------------------
United Microelectronics Corp. Ltd.         5.1
--------------------------------------------------
Bank Sinopac                               4.8
--------------------------------------------------
Hon Hai Precision Industry                 4.0
--------------------------------------------------
Delta Electronics, Inc.                    3.5
--------------------------------------------------
Chunghwa Telecom Co. Ltd.                  3.3
--------------------------------------------------
Asustek Computer, Inc.                     3.2
--------------------------------------------------
China Trust Commercial Bank                3.1
--------------------------------------------------
Picvue Electronics Ltd.                    3.1
--------------------------------------------------
Macronix International Co. Ltd.            2.9
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF FEBRUARY 28, 2001           %
--------------------------------------------------
Semi-conductor                            20.9
--------------------------------------------------
Electronics                               19.8
--------------------------------------------------
Banks                                     15.2
--------------------------------------------------
Office Equipment & PC                      9.8
--------------------------------------------------
Telecommunications                         5.8
--------------------------------------------------
Textiles & Apparel                         4.0
--------------------------------------------------
Other & Miscellaneous                      3.6
--------------------------------------------------
Plastics                                   3.4
--------------------------------------------------
Insurance                                  3.3
--------------------------------------------------
Iron & Steel                               2.0
--------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2000               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     8.8
--------------------------------------------------
United Microelectronics Corp. Ltd.         7.0
--------------------------------------------------
Hon Hai Precision Industry                 4.6
--------------------------------------------------
Macronix International Co. Ltd.            3.7
--------------------------------------------------
Advanced Semiconductor Engineering, Inc.   3.3
--------------------------------------------------
Compeq Manufacturing Co. Inc.              3.0
--------------------------------------------------
Synnex Technology International            3.0
--------------------------------------------------
Bank Sinopac                               2.9
--------------------------------------------------
Delta Electronics, Inc.                    2.6
--------------------------------------------------
Cathy Life Insurance Co. Ltd.              2.4
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2000             %
--------------------------------------------------
Semi-conductor                            24.2
--------------------------------------------------
Electronics                               23.5
--------------------------------------------------
Office Equipment & PC                     12.7
--------------------------------------------------
Banks                                     10.1
--------------------------------------------------
Textiles & Apparel                         3.6
--------------------------------------------------
Plastics                                   3.4
--------------------------------------------------
Insurance                                  3.0
--------------------------------------------------
Computer Service & Software                2.9
--------------------------------------------------
Telecommunications                         2.5
--------------------------------------------------
Automobiles, Tires & Accessories           1.5
--------------------------------------------------

* Percentages based on total investments at August 31, 2000 and February 28,
  2001.

    THE TAIWAN FUND, INC.
    INVESTMENTS/FEBRUARY 28, 2001 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES)(UNAUDITED)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
COMMON STOCKS - 96.2%
BASIC INDUSTRIES -- 8.1%
CEMENT -- 0.6%
Asia Cement...............................    3,040,000   $  1,559,938
                                                          ------------
CHEMICALS -- 0.3%
Oriental Union Chemical (a)...............      630,000        200,587
Yung Shin Pharmaceutical Industries
 Co. .....................................      630,000        568,656
                                                          ------------
                                                               769,243
                                                          ------------
ELECTRICAL EQUIPMENT -- 0.0%
Taichung Machinery (a)....................          116              0
                                                          ------------
GLASS -- 0.5%
Taiwan Glass..............................    1,100,000      1,088,099
                                                          ------------
IRON & STEEL -- 2.0%
China Steel Corp. ........................    7,229,000      4,804,436
                                                          ------------
PAPER & FOREST PRODUCTS -- 0.3%
Yuen Foong Yu Paper Manufacturing.........    2,030,000        614,962
                                                          ------------
PLASTICS -- 3.4%
Formosa Plastic...........................    2,620,450      3,936,750
Nan Ya Plastics Corp. ....................    3,370,900      4,230,558
                                                          ------------
                                                             8,167,308
                                                          ------------
RUBBER -- 0.5%
Cheng Shin Rubber Industrial Co. .........    1,600,000      1,122,720
                                                          ------------
WIRE & CABLE -- 0.5%
Pacific Electrical Wire & Cable (a).......    1,650,000        673,261
Walsin Lihwa Corp. .......................    1,370,000        639,475
                                                          ------------
                                                             1,312,736
                                                          ------------
TOTAL BASIC INDUSTRIES....................                  19,439,442
                                                          ------------
DURABLES -- 4.8%
AUTOMOBILES, TIRES & ACCESSORIES -- 0.8%
China Motor Co. ..........................    1,050,000      1,067,852
Yue Loong Motor...........................    1,302,669        873,815
                                                          ------------
                                                             1,941,667
                                                          ------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
TEXTILES & APPAREL -- 4.0%
Far East Textile Ltd. ....................    5,870,000   $  4,627,048
Formosa Chemical & Fiber..................    2,950,000      2,726,584
Formosa Taffeta Co. Ltd. .................    1,260,500        631,224
Nien Hsing Textile Co. Ltd. (a)...........    1,470,000      1,445,008
                                                          ------------
                                                             9,429,864
                                                          ------------
TOTAL DURABLES............................                  11,371,531
                                                          ------------
FINANCE -- 18.5%
BANKS -- 15.2%
Bank Sinopac (a)..........................   21,000,000     11,425,039
Chiao Tung Bank (a).......................    3,300,000      3,070,479
China Trust Commercial Bank (a)...........    9,270,000      7,421,732
E. Sun Commercial Bank (a)................    2,950,000      1,194,591
Fubon Commercial Bank (a).................    7,097,000      2,994,561
ICBC......................................    2,550,000      2,175,580
Taishin International Bank (a)............    7,430,000      4,111,190
United World Chinese......................    4,700,000      3,995,363
                                                          ------------
                                                            36,388,535
                                                          ------------
INSURANCE -- 3.3%
Cathay Life Insurance Co. Ltd. ...........    3,330,000      6,382,072
Shin Kong Life Insurance Co. .............    1,760,000      1,528,779
                                                          ------------
                                                             7,910,851
                                                          ------------
TOTAL FINANCE.............................                  44,299,386
                                                          ------------
NONDURABLES -- 1.1%
FOODS -- 1.1%
Uni-President Enterprises Corp. ..........    4,170,000      2,578,053
                                                          ------------
TOTAL NONDURABLES.........................                   2,578,053
                                                          ------------
OTHERS & MISCELLANEOUS -- 3.6%
Giant Manufacturing.......................    2,845,500      4,573,911
Pou Chen (a)..............................    3,370,000      3,593,972
Taiwan Secom Co. .........................      390,000        424,359
Ton Yi Industrial Corp. ..................       82,000         18,250
                                                          ------------
TOTAL OTHERS & MISCELLANEOUS..............                   8,610,492
                                                          ------------

 8  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
COMMON STOCKS - continued
RETAIL & WHOLESALE -- 0.9%
GENERAL MERCHANDISE STORES -- 0.9%
Far Eastern Department Stores.............      880,000   $    318,269
President Chain Store Corp. ..............      650,984      1,941,884
                                                          ------------
                                                             2,260,153
                                                          ------------
TOTAL RETAIL & WHOLESALE..................                   2,260,153
                                                          ------------
TECHNOLOGY -- 57.4%
COMPUTER SERVICE & SOFTWARE -- 0.5%
Systex Corp. (a)..........................      630,000      1,197,682
                                                          ------------
ELECTRICAL EQUIPMENT -- 0.6%
Phoenixtec Power Co. Ltd. ................      800,000        845,749
Teco Electric & Machinery Co. ............    1,150,000        710,974
                                                          ------------
                                                             1,556,723
                                                          ------------
ELECTRONICS -- 19.8%
Advanced Semiconductor Engineering, Inc.
  (a).....................................    4,690,250      4,538,017
CMC Magnetics Corp. (a)...................    1,070,000      1,276,723
Compeq Manufacturing Co., Inc. (a)........    1,458,000      6,332,272
Delta Electronics, Inc. ..................    2,360,000      8,425,967
G Shank Enterprise Co. Ltd. (a)...........      900,000      2,086,553
Hon Hai Precision Industry................    1,542,100      9,581,518
Picvue Electronics Ltd. (a)...............    6,500,000      7,353,942
Ritek, Inc. (a)...........................      630,000      1,499,536
Siliconware Precision Industry (a)........    2,980,000      2,533,231
Via Technologies, Inc. (a)................      420,000      3,804,019
                                                          ------------
                                                            47,431,778
                                                          ------------
OFFICE EQUIPMENT & PC -- 9.8%
Acer Communications & Multimedia, Inc. ...    1,510,200      1,900,005
Acer, Inc. ...............................    2,300,000      1,372,179
Advantech Co. Ltd. .......................      700,000      2,802,164
Asustek Computer, Inc. ...................    1,720,000      7,629,676
Compal Electronics, Inc. .................    1,230,000      1,939,104
Inventec Co. Ltd. ........................    1,140,000      1,335,580
Quanta Computer, Inc. ....................      930,000      2,989,799
Synnex Technology International...........    1,600,000      3,511,592
                                                          ------------
                                                            23,480,099
                                                          ------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
SEMI-CONDUCTOR -- 20.9%
Elan Microelectronics Corp. ..............    1,000,000   $  2,720,247
Macronix International Co. Ltd. (a).......    4,540,000      6,876,662
Nanya Technology Corp. (a)................    3,000,000      2,299,845
Powerchip Semiconductor Corp. (a).........    2,000,000      1,329,212
Pro Mos Technologies, Inc. (a)............    2,000,000      1,922,720
Sunplus Technology Co. Ltd. ..............      300,000      1,622,875
Taiwan Semiconductor Manufacturing Co.
 (a)......................................    6,480,000     18,027,822
United Microelectronics Corp. Ltd. (a)....    7,510,000     12,303,865
Winbond Electronics Corp. (a).............    2,650,000      2,875,271
                                                          ------------
                                                            49,978,519
                                                          ------------
TELECOMMUNICATIONS -- 5.8%
Ambit Microsystems Corp. .................      410,040      2,116,744
Chunghwa Telecom Co. Ltd. (a).............    3,800,000      7,870,171
D-Link Corp. .............................    1,910,000      2,680,495
Taiwan Cellular Corp. (a).................      850,000      1,263,833
                                                          ------------
                                                            13,931,243
                                                          ------------
TOTAL TECHNOLOGY..........................                 137,576,044
                                                          ------------
TRANSPORTATION -- 1.8%
AIR TRAVEL -- 0.7%
China Airlines (a)........................    2,630,000      1,691,005
                                                          ------------
                                                             1,691,005
                                                          ------------
SHIPPING -- 1.1%
Evergreen Marine Corp. (a)................    1,270,400        875,732
Wan Hai Lines Ltd. .......................      900,000        531,376
Yang Ming Marine Transport................    2,840,000      1,211,499
                                                          ------------
                                                             2,618,607
                                                          ------------
TOTAL TRANSPORTATION......................                   4,309,612
                                                          ------------
TOTAL COMMON STOCKS (Identified Cost --
 $196,569,642)............................                 230,444,713
                                                          ------------

    The accompanying notes are an integral part of the financial statements.   9

--------------------------------------------------------------------------------

                                        PRINCIPAL       US$
                                          AMOUNT       VALUE
                                           NT$       (NOTE 1)
                                        ----------  -----------
CERTIFICATES OF DEPOSIT - 1.0%
Kaohsiung Business Bank
  4.35%, 3/14/01 (b)..................  80,698,022  $ 2,494,530
                                                    -----------
TOTAL CERTIFICATES OF DEPOSIT
 (Identified Cost -- $2,500,713)......                2,494,530
                                                    -----------
COMMERCIAL PAPER - 2.3%
Masterlink Securities Corp.:
 4.50%, 3/02/01 (b)...................  49,798,950    1,539,380
 4.55%, 3/02/01 (b)...................  99,598,379    3,078,775
 4.60%, 3/02/01 (b)...................  24,828,871      767,508
                                                    -----------
TOTAL COMMERCIAL PAPER (Identified
 Cost -- $5,388,760)..................                5,385,663
                                                    -----------
                                         MATURITY       US$
                                          AMOUNT       VALUE
                                           US$       (NOTE 1)
                                        ----------  -----------
REPURCHASE AGREEMENT - 0.5%
With State Street Bank and Trust Co.
  at 2.75% dated 2/26/01, due 3/5/01
  (collateralized by U.S. Treasury
  Note 6.125%, 12/31/01, market value
  $1,266,490).........................  $1,239,663  $ 1,239,000
                                                    -----------
TOTAL INVESTMENTS -- 100% (COST --
 $205,698,115)........................              $239,563,906
                                                    ===========

LEGEND:

NT$ - New Taiwan dollar

US$ - United States dollar

(a) Non-income producing

(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At February 28, 2001, the aggregate cost basis of the Fund's investment securities for income tax purposes was $206,447,292. Net unrealized appreciation of the Fund's investment securities was $33,116,614 of which $45,779,184 related to appreciated investment securities and $12,662,570 related to depreciated investment securities for the six months ended February 28, 2001.

 10 The accompanying notes are an integral part of the financial statements.

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2001 (Unaudited)

ASSETS
Investment in securities, at value
  (including repurchase agreement of
  $1,239,000) (cost $205,698,115) (Notes 1
  and 2) - See accompanying schedule........             $239,563,906
Cash........................................                      822
Cash in New Taiwan dollars (cost
 $239,831)..................................                  239,831
Receivable for investments sold.............                1,375,245
Dividends receivable........................                   19,344
Interest receivable.........................                    8,260
                                                         ------------
 Total assets...............................              241,207,408
                                                         ------------
LIABILITIES
Payable for investments purchased...........  $885,672
Accrued management fee (Note 3).............   226,847
Taiwan withholding tax payable (Note 1).....     4,540
Other payables and accrued expenses.........    89,742
                                              --------
 Total liabilities..........................                1,206,801
                                                         ------------
NET ASSETS..................................             $240,000,607
                                                           ----------
                                                           ----------
Net Assets consist of (Note 1):
Paid in capital.............................             $269,884,786
Accumulated net investment loss.............               (2,495,618)
Accumulated undistributed net realized loss
 on investments and foreign currency........              (61,254,468)
Net unrealized appreciation on:
 Investment securities......................               33,865,788
 Assets and liabilities denominated in
   foreign currencies.......................                      119
                                                         ------------
NET ASSETS..................................             $240,000,607
                                                           ----------
                                                           ----------
NET ASSET VALUE, per share ($240,000,607 /
 16,365,572 shares outstanding).............                   $14.66
                                                                -----
                                                                -----

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2001 (Unaudited)

INVESTMENT INCOME
Dividends...............................                 $      19,207
Interest................................                       148,496
                                                         -------------
                                                               167,703
Less: Taiwan withholding tax (Note 1)...                       (26,245)
                                                         -------------
 Total Income...........................                       141,458
EXPENSES
Management fee (Note 3)
 Basic fee..............................  $  1,651,607
 Performance adjustment.................       280,119
Custodian fees and expenses.............       197,888
Administration and accounting fees (Note
 3).....................................       151,707
Directors compensation..................        93,841
Audit...................................        63,560
Legal...................................        54,504
Shareholder communications..............        55,361
Delaware franchise tax..................        30,020
Taiwan stock dividend tax (Note 1)......         9,923
Insurance fees..........................        27,405
Transfer agent fees.....................        11,218
Miscellaneous...........................         9,923
                                          ------------
 Total expenses.........................                     2,637,076
                                                         -------------
 NET INVESTMENT LOSS....................                    (2,495,618)
                                                         -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized loss on:
 Investment securities..................   (59,688,396)
 Foreign currency transactions..........      (156,536)
                                          ------------
                                                           (59,844,932)
Change in net unrealized appreciation/
 depreciation on:
 Investment securities..................   (44,979,412)
 Assets and liabilities denominated in
   foreign currencies...................           588
                                          ------------
                                                           (44,978,824)
                                                         -------------
Net loss................................                  (104,823,756)
                                                         -------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................                 $(107,319,374)
                                                            ----------
                                                            ----------

    The accompanying notes are an integral part of the financial statements.  11

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               Six Months
                                                                  Ended         Year Ended
                                                              February 28,      August 31,
                                                                  2001             2000
                                                              -------------    ------------
                                                               (Unaudited)
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment loss........................................  $ (2,495,618)    $ (5,925,754)
 Net realized gain (loss) on investments and foreign
   currency transactions....................................   (59,844,932)      32,773,691
 Change in net unrealized depreciation on investments and
   foreign currency transactions............................   (44,978,824)     (29,867,765)
                                                              -------------    ------------
 Net decrease in net assets resulting from operations.......  (107,319,374)      (3,019,828)
                                                              -------------    ------------
Distributions to shareholders
 From net investment income.................................            --               --
 From net realized gains....................................    (3,274,574)              --
                                                              -------------    ------------
 Total distributions to shareholders........................    (3,274,574)              --
                                                              -------------    ------------
 Total decrease in net assets...............................  (110,593,948)      (3,019,828)
                                                              -------------    ------------
NET ASSETS
 Beginning of period........................................   350,594,555      353,614,383
                                                              -------------    ------------
 End of period (including Accumulated net investment loss of
   $2,495,618 and $0 respectively)..........................  $240,000,607     $350,594,555
                                                              =============    ============
OTHER INFORMATION
 Shares (Note 4)
 Sold.......................................................            --               --
 Issued in reinvestment of distributions from net investment
   income...................................................            --               --
                                                              -------------    ------------
 Net increase (decrease)....................................            --               --
                                                              =============    ============

 12 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Six Months
                                                  Ended
                                               February 28,                           Years Ended August 31,
                                                   2001          ---------------------------------------------------------------
                                               (Unaudited)         2000          1999          1998          1997         1996
                                               ------------        ----          ----          ----          ----         ----
SELECTED PER SHARE DATA
Net asset value, beginning of period.........    $  21.42        $  21.61      $  15.36      $  35.98      $  22.25     $  18.28
                                                 --------        --------      --------      --------      --------     --------
Income from Investment Operations
 Net investment loss(a)......................       (0.15)          (0.36)        (0.20)(d)     (0.33)(c)     (0.50)       (0.18)(b)
 Net realized and unrealized gain (loss) on
   investments...............................       (6.41)           0.17          7.46        (15.68)        14.24         4.18
                                                 --------        --------      --------      --------      --------     --------
 Total from investment operations............       (6.56)          (0.19)         7.26        (16.01)        13.74         4.00
                                                 --------        --------      --------      --------      --------     --------
Less Distributions
 In excess of net investment income..........          --              --            --            --         (0.01)       (0.03)
 From net realized gains.....................       (0.20)             --         (1.01)        (4.61)           --           --
                                                 --------        --------      --------      --------      --------     --------
 Total distributions.........................       (0.20)             --         (1.01)        (4.61)        (0.01)       (0.03)
                                                 --------        --------      --------      --------      --------     --------
Antidilution/(Dilution) resulting from
 additional offering of shares at market and
 reinvestment of dividends at market.........          --              --            --            --            --         0.02
Offering expenses............................          --              --            --            --            --        (0.02)
                                                 --------        --------      --------      --------      --------     --------
Net asset value, end of period...............    $  14.66        $  21.42      $  21.61      $  15.36      $  35.98     $  22.25
                                                 ========        ========      ========      ========      ========     ========
Market value, end of period..................    $  12.92        $  17.63      $  18.31      $  11.00      $  25.56     $  23.50
                                                 ========        ========      ========      ========      ========     ========
TOTAL RETURN
Per-share market value.......................      (25.72)%         (3.75)%       79.41%       (48.87)%        8.80%        8.80%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)......    $240,001        $350,595      $353,614      $251,356      $588,911     $364,159
Ratio of expenses to average net assets(e)...        2.07%*          2.30%         2.21%         2.29%(f)      2.56%        2.24%
Ratio of expenses to average net assets,
 excluding stock dividend tax expense........        2.06%*          1.94%         1.88%         1.87%(f)      2.25%        1.81%
Ratio of net investment loss to average net
 assets......................................       (1.96)%*        (1.54)%       (1.15)%       (1.51)%       (1.74)%      (0.92)%
Portfolio turnover rate......................          63%            139%          125%           97%          126%         131%

(a)  Based on average shares outstanding during the period.
(b) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.05 per share. (Based on shares outstanding at 8/31/96.)
(c) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.02 per share. (Based on shares outstanding at 8/31/98.)
(d) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.04 per share. (Based on shares outstanding at 8/31/99.)
(e) Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(f)  Ratio of expenses after waiver (See Note 3).
 *  Annualized.

    The accompanying notes are an integral part of the financial statements.  13

    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the Act), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China (ROC) companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract (Management Contract) among China Securities Investment Trust Corporation (Adviser), the International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws or currency exchange restrictions affecting Taiwan.

The Fund is treated as a Qualified Foreign Institutional Investor (QFII) which allows the Fund to own 100% of a company's shares. However, all Funds managed by China Securities Investment Trust Company (CSITC) are limited in aggregate to 10% ownership of a company's shares.

Taiwan's New Affiliation Rules. A recent interpretation by the ROC Securities and Futures Commission (the "SFC") of ROC investment management company regulations prohibits the Fund from investing in certain listed companies in Taiwan, and therefore could adversely affect the Fund's investment program. ROC management company regulations currently prohibit an investment adviser from investing in securities issued by companies which are "affiliated parties" of such investment adviser. Recently, the SFC interpreted "affiliated parties" broadly to include entities with directors or supervisors appointed by the same third party. China Development Investment Bank ("CDIB"), the controlling shareholder of CSITC (the Fund's investment adviser), has appointed directors or supervisors of 45 publicly traded Taiwan companies which are "affiliated parties" of the Fund under the SFC's interpretation. At February 28, 2001, the Fund held securities in 6 of these companies representing 6.19% of the Fund's net assets. CSITC was advised by the SFC that the Fund would have to dispose of these securities. Accordingly, the Fund disposed of these securities and as of April 13, 2001 no longer holds any securities in companies which would be considered affiliated parties.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there was no sales price on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board may prescribe. Short-term investments, having a maturity of 60 days or less are valued at cost which approximates market value, with accrued interest or discount earned included in interest receivable.

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 2001 the Fund had no open Forwards.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on corporate bonds and mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed; certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Dividends are typically declared by Taiwanese companies in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations,

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term securities, aggregated $157,227,861 and $162,063,944, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, CSITC receives a fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of plus or minus.30%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

For the six months ended February 28, 2001, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.52% of average net assets.

Directors Fees. No director, officer or employee of the Investment Manager or its' affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager an annual fee of $10,000 plus $1,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. Prior to November 1, 1999 for these services, the Fund paid State Street a fee at the annual rate of 0.09% of the Fund's average daily net assets up to $150 million, 0.06% of the next $150 million, and 0.04% of those assets in excess of $300 million, subject to certain minimum

--------------------------------------------------------------------------------

3. FEES AND OTHER TRANSACTIONS WITH
   AFFILIATES - continued

requirements. Effective November 1, 1999 the fund approved an increase in the administration fees to an annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements.

Affiliates. At February 28, 2001, Lazard Freres & Co. and UBS Asset Management Ltd. owned 6.08% and 5.46% of the Fund, respectively.

4. FUND SHARES

At February 28, 2001, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

5. POSSIBLE CHANGE IN OWNERSHIP OF INVESTMENT ADVISER

The Fund has announced that China Development Industrial Bank ("CDIB") plans to sell all or part of its 52.87% interest in China Securities Investment Trust Corporation ("CSITC"), the Fund's investment adviser. The number of CSITC shares to be sold by CDIB is subject to negotiation. A transfer by CDIB of its interest in more than 25% of the voting securities of CSITC could be deemed an assignment of the advisory contract between the Fund and CSITC under the Investment Company Act of 1940. The assignment of the advisory contract would cause the contract's automatic termination and the Fund would be required to seek director and shareholder approval of a new advisory contract for the Fund. There can be no assurance that the sale of any of CDIB's interest in CSITC will be consummated or that a new advisory contract (if required) will be approved.

    OTHER INFORMATION
--------------------------------------------------------------------------------

RESULTS OF ANNUAL STOCKHOLDER MEETING VOTING HELD FEBRUARY 6, 2001

1.) Election of Directors -- The stockholders of the Fund elected David Dean,
    Benny T. Hu, Lawrence J. Lau, Joe O. Rogers, Jack C. Tang, Gloria Wang, Lawrence Weber and Shao-Yu Wang to the Board of Directors to hold office until their successors are elected and qualified.

                                               For                  Withheld
                                               ---                  --------
David Dean                                8,802,154.917            43,869.536
Benny T. Hu                               8,801,701.103            43,823.350
Lawrence J. Lau                           8,802,049.811            43,474.642
Joe O. Rogers                             8,802,654.917            42,869.536
Jack C. Tang                              8,801,190.418            44,334.035
Gloria Wang                               8,797,001.103            48,523.350
Lawrence F. Weber                         8,801,706.710            48,523.350
Shao-Yu Wang                              8,801,508.224            44,016.229

2.) Ratification or Rejection of Independent Certified Public Accountants -- The stockholders of the Fund ratified the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending August 31, 2001.

                  For                      Against                   Abstain
                  ---                      -------                   -------
             8,824,573.610                13,640.429                7,310.414

BYLAW AMENDMENT

The Board of Directors of the Fund, at a meeting held on December 5, 2000, approved an amendment to the Fund's Bylaws which prescribes certain qualifications for directors of the Fund. The Fund filed an amendment to its registration statement to reflect this amendment to the Bylaws on December 19, 2000.

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund's outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund.

PRIVACY POLICY

                                 PRIVACY NOTICE

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

[ ] Information it receives from shareholders on applications or other forms;
[ ] Information about shareholder transactions with the Fund, its affiliates, or others; and
[ ] Information it receives from a consumer reporting agency.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

    SUMMARY OF DIVIDEND REINVESTMENT AND

    CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Agent on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 semi-annually. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Agent. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266. The Plan Agent will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Agent on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Agent.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, 1-800-426-5523. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Agent may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 90 days before the record date of any dividend or capital gains distribution by the Fund.

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    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242

    INVESTMENT ADVISER
    China Securities Investment Trust Corporation
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    S.Y. Wang, Chairman of the Board and Director
    Benny T. Hu, President and Director
    David Dean, Director
    Joe O. Rogers, Director
    Jack C. Tang, Director
    Lawrence J. Lau, Director
    Gloria Wang, Director
    Lawrence F. Weber, Director
    Vicki Hau, Secretary and Treasurer
    Laurence E. Cranch, Assistant Secretary

    ADMINISTRATOR, ACCOUNTING AGENT,
    TRANSFER AGENT, DIVIDEND PAYING
    AGENT, AND REGISTRAR
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    LEGAL COUNSEL
    Clifford Chance Rogers & Wells LLP, New York, NY
    Lee and Li, Taipei, Taiwan

    INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    Boston, MA

                                   PRIVACY NOTICE

    The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

    [ ] Information it receives from shareholders on applications or other forms;
    [ ] Information about shareholder transactions with the Fund, its affiliates, or others; and
    [ ] Information it receives from a consumer reporting agency.

    THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (other than disclosures permitted by law).

    The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.